ASSIGNMENT AND ASSUMPTION AGREEMENT





               THIS ASSIGNMENT and  Assumption Agreement (_Assignment_)  is

          made this  ____ day  of March,  1998  by and  between  COMMERCIAL

          BUSINESS SYSTEMS, INC.,  a Virginia  corporation (_Seller_),  and

          POMEROY  COMPUTER   RESOURCES,  INC.,   a  Delaware   corporation

          (_Purchaser_).



               WHEREAS, pursuant  to  an Asset  Purchase  Agreement,  dated

          March ___, 1998 (the _Agreement_),  by and between Purchaser  and

          Seller and  Thomas  M.  Clayton and  Stephen  Shapiro,  Purchaser

          wishes to  assume Seller's  rights,  benefits and  privileges  of certain  contracts,  and  Seller  is  desirous  of  assigning  to

          Purchaser all of its rights,  benefits and privileges in  certain contracts;



               NOW, THEREFORE, in  consideration of the  foregoing and  the agreements and covenants  herein set  forth, and  other good  and valuable consideration paid by  Purchaser to Seller, the  receipt and sufficiency  of which  are hereby  acknowledged, the  parties agree as follows:



          ASSIGNMENT


                    :

          1.   Seller does  hereby sell,  assign,  transfer and  convey  to

               Purchaser, to the  extent legally  permitted, the  contracts set forth on Exhibit _A_ attached hereto, and all of Sellers rights, interest, benefits and privileges thereunder.




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          REPRESENTATIONS


                         :

          2.   Seller  hereby   represents,  warrants   and  covenants   to

               Purchaser that (i) Seller is a party to the contracts listed on Exhibit _A_  and has not  sold, assigned, transferred  or conveyed its interest therein to any other person or entity;

               (ii) Seller  has  complied with  and  fulfilled all  of  its duties and  obligations  under  the  contracts,  is  not  in default, and has not breached any of the terms or provisions of the contracts and the contracts remain in full force  and effect as of the date hereof;  (iii) Seller is not aware  of any facts or  circumstances which  give rise  or could  give rise with the giving of notice  or the lapsing of time to  a breach or default  under the contracts;  and (iv) the  other parties to the contracts set forth on Exhibit _A_ are not in default and have not breached any of the terms or provisions of the contracts.






          ADDITIONAL ACTION BY SELLER:

          3.   To the extent this Assignment does not result in a  complete

               transfer  of  the  contracts  to  Purchaser  because  of   a

               prohibition in the contracts against Seller's assignment  of any of its  rights thereunder, Seller  shall cooperate  with

               Purchaser in any reasonable manner proposed by Purchaser  to complete the  acquisition  of  the  contracts  and  Seller's rights, benefits  and  privileges  thereunder  in  order  to

               fulfill  and  carry  out  Seller's  obligations  under   the



                                  Page 2 of 4 Pages

               Agreement.  Such additional action  may include, but is  not limited to: (i)  entering into a subcontract between  Seller and Purchaser  which allows  Purchaser to  perform  Seller's duties under the contracts set forth  on Exhibit _A_ and  to

               enforce  Seller's  rights  thereunder;  (ii)  The  sale   of

               Seller's stock owned by Thomas M. Clayton and Steven Shapiro to Purchaser  to  allow Purchaser  to  operate Seller  as  a wholly owned subsidiary to  enforce the contracts; or  (iii)

               entering into a new multi-party agreement with the customers identified in the contracts set  forth on Exhibit _A_  which allows Purchaser to perform Seller's obligations and enforce

               Sellers' rights under the contracts.






          ASSUMPTION OF OBLIGATIONS:

          4.   Purchaser shall  be  responsible  for  the  performance  and discharge of  all  the  duties  and  obligations  of  Seller contained in the contract set forth on Exhibit _A_ upon  the earlier to occur of: (i) the completion of the assignment of the contracts and  Seller's rights,  interest, benefits  and privileges  thereunder;  or  (ii)  in  accordance  with  any proposed transaction contemplated or set forth in  Paragraph

               3 hereof.













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          MUTUAL INDEMNIFICATION


                                :

          5.   Purchaser hereby  agrees  to  indemnify  and  hold  harmless

               Seller from and against  any and all  loss, cost or  expense

               (including, without limitation, reasonable attorneys' fees),

               resulting by reason of Purchaser's failure to perform any of the obligations of Seller under the Contracts after the date

               that  Purchaser  actually  acquires   all  of  the   rights,

               interest, benefits and privileges  of the Seller under  each

               contract.   Seller  hereby  agrees  to  indemnify  and  hold

               harmless Purchaser from and against  any and all loss,  cost

               or  expense  (including,   without  limitation,   reasonable

               attorneys' fees)  resulting  by  reason of  the  failure  of

               Seller to perform any of the obligations of the Seller under the contracts  on or  prior to  the  date that  the  rights,

               interest, privileges,  benefits  and  any  interest  in  the contracts are actually assigned to the Purchaser.






          BINDING EFFECT:

          6.   All of the covenants, terms and conditions set forth  herein shall be binding upon and shall inure to the benefit of  the parties hereof and their respective successors and assigns.



               IN  WITNESS  WHEREOF,   the  parties   have  executed   this

          Assignment as of the date first above written.

          Witnesses:


                                             SELLER:

          ____________________________  COMMERCIAL BUSINESS SYSTEMS, INC.





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





          ____________________________  BY:_______________________________
                                              Thomas M. Clayton, President


          ____________________________


          ____________________________
               ________________________________________
                                        THOMAS M. CLAYTON, Individually


          ____________________________


          ____________________________
               ________________________________________
                                        STEVEN SHAPIRO, Individually

          Witnesses:


                                             PURCHASER:

          ____________________________  POMEROY COMPUTER RESOURCES, INC.


          ____________________________
               BY:_____________________________________
                                                Stephen E.  Pomeroy,  Chief
          Financial Officer




























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